Exhibit 10.1

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT, dated as of December 2, 2015 (this “Agreement”), is entered into by and among FAMOUS DAVE’S OF AMERICA, INC., a Minnesota corporation, D&D OF MINNESOTA, INC., a Minnesota corporation, LAKE & HENNEPIN BBQ AND BLUES, INC., a Minnesota corporation, FAMOUS DAVE’S RIBS, INC., a Minnesota corporation, FAMOUS DAVE’S RIBS-U, INC., a Minnesota corporation, and FAMOUS DAVE’S RIBS OF MARYLAND, INC., a Minnesota corporation (each individually a “Borrower” and collectively, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders (as defined below). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A. The Borrowers, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement, dated as of May 8, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).

B. The Borrowers, the Administrative Agent and the Lenders entered into that certain Forbearance Agreement dated as of November 6, 2015 (the “Forbearance Agreement”); and

C. The Borrowers, the Administrative Agent and the Lenders have agreed to amend the Forbearance Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Reaffirmation. Each of the Borrowers hereby acknowledges its obligations under the Credit Agreement and the other Loan Documents, reaffirms that each of the Liens and security interests created and granted in or pursuant to the Loan Documents is valid and subsisting and agrees that this Agreement shall in no manner impair or otherwise adversely affect such obligations, Liens or security interests. The terms of the Forbearance Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or constitute a waiver or amendment of any provision of the Credit Agreement or the other Loan Documents.

2. Amendment. The second sentence in Section 3 of the Forbearance Agreement is hereby amended by replacing such sentence in its entirety with the following:

As used herein, a “Forbearance Termination Event” shall mean the earliest of the following to occur: (a) any Default or Event of Default under the Credit Agreement or any other Loan Document other than the Existing Events of Default, (b) any breach by the Borrowers of any representation, obligation, agreement or covenant under this Agreement and (c) December 11, 2015.

3. Effectiveness; Conditions Precedent. This Agreement shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts to this Agreement duly executed by the Borrowers, the Administrative Agent and the Lenders.

4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default or Event of Default exists or will exist under the Credit Agreement or the other Loan Documents on and as of the date hereof, except for the Existing Events of Default (as defined in the Forbearance Agreement).

(b) The representations and warranties set forth in Article V of the Credit Agreement and any other Loan Document are true and correct as of the date hereof, except for any such representation and warranty that specifically refers to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

(c) This Agreement has been duly executed and delivered by the duly authorized officers of each Borrower that is a party hereto and constitutes the legal, valid and binding obligation of each Borrower that is a party hereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(d) Each Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms.

(e) No consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(f) The Loan Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Loan Documents and prior to all Liens other than Permitted Encumbrances.

(g) The Obligations of the Borrowers are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

5. Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means shall be effective as an original.

6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Agreement, each Borrower effective on the date hereof hereby waives, releases and forever discharges the Administrative Agent, the Lenders, Affiliates of the Lenders and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act in connection with the Credit Agreement and the other Loan Documents on or prior to the date hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

FAMOUS DAVE’S OF AMERICA, INC.,
a Minnesota corporation

By:	/s/ Richard Pawlowski

Name:	Richard Pawlowski

Title:	Chief Financial Officer

D&D OF MINNESOTA, INC.,
a Minnesota corporation

By:	/s/ Richard Pawlowski

Name:	Richard Pawlowski

Title:	Chief Financial Officer

LAKE & HENNEPIN BBQ AND BLUES, INC.,
a Minnesota corporation

By:	/s/ Richard Pawlowski

Name:	Richard Pawlowski

Title:	Chief Financial Officer

FAMOUS DAVE’S RIBS, INC.,
a Minnesota corporation

By:	/s/ Richard Pawlowski

Name:	Richard Pawlowski

Title:	Chief Financial Officer

FAMOUS DAVE’S RIBS-U, INC.,
a Minnesota corporation

By:	/s/ Richard Pawlowski

Name:	Richard Pawlowski

Title:	Chief Financial Officer

FAMOUS DAVE’S RIBS OF MARYLAND, INC., a Minnesota corporation

By:	/s/ John P. Beckman

Name:	John P. Beckman

Title:	President

First Amendment to Forbearance Agreement

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Lender

	By:	/s/ Steve Leon
	Name:	Steve Leon
	Title:	Managing Director

First Amendment to Forbearance Agreement